UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported) July 5, 2006

EXECUTE SPORTS, INC.
(Name of Small Business Issuer in its charter)

NEVADA	33-125868
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1284 Puerta del Sol Suite 150 San Clemente CA 92673
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(Address of principal executive offices) (Zip Code)

Issuer's Telephone Number (858) 518-1387
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Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

On July 5, 2006, the Board of Directors appointed Todd Hahn as the Company's Chief Executive Officer. Under the terms of Mr. Hahn’s employment agreement, Mr. Hahn will receive a salary of $120,000 for the first year of employment and $132,000 for the second year of employment, exclusive of certain commissions and bonuses based on performance milestones achieved.

A press release announcing the appointment of Mr. Hahn is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(b)

99.1 Press release announcing Todd Hahn’s appointment as Chief Executive Officer dated July 5, 2006.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2006    Execute Sports, Inc.

    By /s/ Todd M. Pitcher
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    Todd M. Pitcher
    President and Secretary